UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 3, 2002


                    Federal Agricultural Mortgage Corporation
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


   Federally chartered
    instrumentality of
    the United States                    0-17440                 52-1578738
-------------------------------        ------------            --------------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)



1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.            20036
-----------------------------------------------------------         ------------
      (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (202) 872-7700


                                    No change
                              --------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  99    Press release dated June 3, 2002.

Item 9.  Regulation FD Disclosure.

     On June 3, 2002, the Registrant issued a press release to announce that the recording of the May 31, 2002 conference call for its investors would be available on the Registrant's website through the close of business on Friday, June 7, 2002. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                        Name:   Jerome G. Oslick
                                        Title:  Vice President - General Counsel




Dated:      June 3, 2002

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

99                           Press Release Dated June 3, 2002           5

                                                               Exhibit 99


                                      NEWS

FOR IMMEDIATE RELEASE                                       CONTACT
June 3, 2002                                                Jerome Oslick
                                                            202-872-7700

                 Farmer Mac Investor Conference Call on Website


     Washington, D.C. -- The Federal Agricultural Mortgage Corporation (Farmer Mac, NYSE: AGM and AGMA), the stockholder-owned instrumentality of the United States chartered by Congress to establish a secondary market for agricultural real estate and rural housing mortgage loans, announced today that the recording of its Friday, May 31, 2002 conference call for Farmer Mac investors will continue to be available on its website through the close of business on Friday, June 7, 2002 to ensure that Farmer Mac's investors and the public at large have access to a complete and accurate version of management's presentation and the ensuing question-and-answer session.

     In accordance with the notice provided by the Company's press release and Form 8-K dated May 30, 2002, Farmer Mac's senior management conducted an investor conference call on Friday, May 31, 2002, to reconfirm to its investors and other members of the financial community its strong financial condition and positive outlook. Farmer Mac also reaffirmed its prior guidance that it is on track to meet or exceed analysts' expectations for both the second quarter and the full year. In addition, any and all investors were invited to ask questions and had ample opportunity to do so in a full and lively discussion. That conference call was webcast on a real-time basis, and remains available for replay, on the Company's website at http://www.farmermac.com. The Company will continue to make the recording of the conference call available on its website through the close of business on Friday, June 7, 2002.

     Additional information about Farmer Mac is available on Farmer Mac's website.

Forward-Looking Statements

     This release includes forward-looking statements that reflect management's current expectations for Farmer Mac's future financial results. Management's expectations for Farmer Mac's future necessarily involve assumptions, estimates and the evaluation of risks and uncertainties. Various factors could cause actual events or results to differ materially from those expectations. Some of the important factors that could cause Farmer Mac's actual results to differ materially from management's expectations include uncertainties regarding: (1) the rate and direction of the development of the secondary market for agricultural mortgage loans; (2) the agricultural economy resulting from low commodity prices, weak demand for U.S. agricultural products and crop damage from natural disasters; (3) the effect on the agricultural economy of federal assistance to farmers provided for in the recently-passed farm bill; and (4) the possible establishment of additional statutory or regulatory restrictions on Farmer Mac, such as restrictions on Farmer Mac's investment authority. These and other factors are discussed in Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the Securities and Exchange Commission on March 27, 2002, and in Farmer Mac's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, as filed with the SEC on May 15, 2002. The forward-looking statements contained herein represent management's expectations as of the date of this release. Farmer Mac undertakes no obligation to release publicly the results of any revisions to the forward-looking statements included herein to reflect events or circumstances after today, or to reflect the occurrence of unanticipated events.

                                      ****